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                                                                   EXHIBIT 10.56


                               FIRST AMENDMENT TO

                   PROVISIONAL WAIVER AND STANDSTILL AGREEMENT


         THIS FIRST AMENDMENT TO PROVISIONAL WAIVER AND STANDSTILL AGREEMENT (this "First Amendment") is made and entered into as of the 13th day of April, 2000, by the Lenders party to the Credit Agreement identified below and FIRST UNION NATIONAL BANK, as Agent for the Lenders, and RURAL/METRO CORPORATION, a corporation organized under the laws of Delaware (the "Borrower").

                              Statement of Purpose

         Pursuant to the Provisional Waiver and Standstill Agreement dated as of March 14, 2000 (as amended, restated, supplemented or otherwise modified, the "Waiver Agreement"), the Borrower, the Agent and the Lenders, each a party to the Amended and Restated Credit Agreement dated as of March 16, 1998 (as amended by First Amendment dated as of June 30, 1998 and as further amended, restated, supplemented or otherwise modified, the "Credit Agreement"), agreed to waive the Acknowledged Defaults provisionally for a period of 30 days after March 14, 2000 and to defer the exercise of remedies during such period, subject to the express terms and provisions of the Waiver Agreement.

         Pursuant to the terms of the Waiver Agreement, the Borrower agreed, among other things, to continue negotiations with the Agent and the Lenders to amend or otherwise restructure the Credit Agreement on or before April 14, 2000. The Borrower, the Agent and the Lenders are continuing to negotiate but have not yet reached an agreement on such amendment or restructuring and the Borrower has, therefore, requested an additional period of time in which to continue such negotiations.

         The Lenders and the Agent are willing to continue to waive the Acknowledged Defaults provisionally for an additional period of time and to defer the exercise of remedies in respect of the Acknowledged Defaults during such period subject to the express terms and provisions of this First Amendment. This First Amendment shall be deemed to be one of the Loan Documents under and pursuant to the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendment. Except as expressly amended hereby, the Waiver Agreement, the Credit Agreement and each other Loan Document, shall be and remain in full force and effect. The amendments granted in this First Amendment are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of the Waiver
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Agreement, the Credit Agreement, the other Loan Documents or any other document or instrument entered into in connection therewith, or a future modification, acceptance or waiver of the provisions set forth therein. For avoidance of doubt, but in no way limiting the scope and breadth of the previous sentences in this paragraph, each Credit Party hereby reaffirms each of the acknowledgments and agreements made by it in Sections 1 and 6 of the Waiver Agreement as if each such acknowledgment and agreement was made as of the date hereof.

         2. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Waiver Agreement.

         3. Amendment of Waiver Agreement. The Waiver Agreement shall be hereby amended as follows:

         a. Section 2 shall hereby be amended by deleting Section 2 and replacing it in its entirety with the following:

                  "Provisional Waiver and Limited Deferral. The Lenders and the Agent respectively agree to waive the Acknowledged Defaults provisionally and to defer the exercise of any rights or remedies arising by reason of Events of Default that have occurred solely as a result of the occurrence of the Acknowledged Defaults until that date (as so extended and as may be further extended, the "Waiver Maturity Date") which is the earliest to occur of (a) July 14, 2000; (b) the occurrence of any Event of Default other than (i) the Acknowledged Defaults or (ii) any breach of the financial covenants that are the subject of the Acknowledged Defaults as of the fiscal quarters ending March 31, 2000 and June 30, 2000; (c) any Event of Default (as such term is defined in the Senior Note Indenture (as defined below)) that shall have occurred under the Indenture dated as of March 16, 1998, by and among the Borrower, the subsidiaries acting as Guarantors thereto, and the First National Bank of Chicago, as Trustee (the "Senior Note Indenture"); or (d) the breach of any of the further conditions or agreements provided in the Waiver Agreement as amended by this First Amendment, it being agreed that the breach of any such further condition or agreement shall constitute an immediate Default and Event of Default under the Credit Agreement."

         b. Paragraph 3(a) shall hereby be amended by deleting paragraph 3(a) and replacing it in its entirety with the following:

                  "The Aggregate Commitment shall hereby be permanently reduced to an amount equal to the amount of the Existing Extensions of Credit minus any prepayments as provided in paragraph 3(b) below minus the amount of any outstanding Letter of Credit which is canceled or not renewed pursuant to paragraph 3(c)."

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         c. Paragraph 3(b) shall be amended by deleting paragraph 3(b) and replacing it in its entirety with the following:

                  "(i) The Aggregate Commitment shall hereafter be further reduced and the Existing Loans repaid by an amount equal to: (A) one hundred percent (100%) of the gross cash proceeds, net of all reasonable costs of sale and taxes paid or payable as a result thereof by the Borrower and its Subsidiaries, from the sale or other disposition of assets by the Borrower or any of its Subsidiaries from and after March 14, 2000 (including any Borrower's or its Subsidiary's equity ownership in any Person), (B) one hundred percent (100%) of the gross cash proceeds received by the Borrower or any of its Subsidiaries in connection with disputes over certain receivables (the "Disputed Receivables") with Medicare/Medicaid carriers in Texas, and (C) one hundred percent (100%) of the gross cash proceeds received by the Borrower or any of its Subsidiaries from any and all receivables from their respective business operations in Texas which the Borrower elects to shutdown at its option (net of expenses, termination costs, costs of professionals and other direct costs related to the shutdown of such business operations, which expenses shall include severance and other employee-related expenses in respect of the shutdown of such business operations and payment of open accounts payable balances in respect of such business operations for which services were rendered prior to such shutdown); provided that (I) any and all receivables generated by the Fort Worth, Texas operations shall be excluded from the requirements set forth in this clause (C) and (II) Disputed Receivables shall be excluded from the requirements set forth in this clause (C) and subject to the requirements set forth in clause (B) above. Notwithstanding the foregoing, (X) up to an aggregate amount of two million ($2,000,000) dollars of the gross cash proceeds (the "Carve Out") realized upon any disposition of assets or shutdown of operations set forth in the preceding clauses (A) and (C) shall be exempt from this paragraph 3(b)(i), and (Y) the Borrower agrees that this provision shall not be deemed to permit the sale of assets not otherwise permitted under the Credit Agreement. All reductions and prepayments set forth in this paragraph shall be made immediately upon receipt of the applicable cash proceeds and, for any transactions subject to clause (C) of this paragraph 3(b)(i), the identification of any applicable adjustments to such proceeds; provided, that all adjustments to any proceeds received by the Borrower or its Subsidiaries shall be completed, and the applicable amounts turned over to the Lenders within ten (10) Business Days after the end of the month in which such funds are received unless the Lender Financial Consultant agrees to provide the Borrower additional time to complete its adjustments.

                  (ii) The Aggregate Commitment shall, in addition to the other reductions set forth in this paragraph 3(b), hereafter be further reduced and the Existing Loans repaid at any time that the Borrower's and its Subsidiaries' actual ending cash balances as reflected on the Borrower's weekly Cash Flow Projection report provided pursuant to
         Section 4(b)(i) below (the "Reported Cash Balance") is greater than ten million ($10,000,000) dollars for any two (2) consecutive calendar weeks in an amount equal to (A) fifty percent (50%) of the difference between (I) the Reported Cash Balance of the calendar week most

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         recently ended minus (II) ten million ($10,000,000) dollars (the difference between the Reported Cash Balance of the calendar week most recently ended minus ten million ($10,000,000) dollars defined herein as the "Excess Cash") until the aggregate amount of the Excess Cash is equal to four million ($4,000,000) dollars, and thereafter, (B) ninety percent (90%) of the Excess Cash. The foregoing Excess Cash amounts shall be due and payable on the date on which the applicable Cash Flow Projection report is due."

                  Notwithstanding anything to the contrary in any other Loan Document, repayments of Existing Loans in connection with reductions to the Aggregate Commitment pursuant to this paragraph 3(b) shall be applied to the repayment of the Existing Extensions of Credit in the manner and in the order set forth in Section 2.3(b) of the Credit Agreement.

         d. Paragraph 3(c) shall hereby be amended by adding the following sentence to the end of paragraph 3(c):

                  "For the purposes of the Waiver Agreement, as amended hereby, a renewal of a Letter of Credit shall include a change of the beneficiary of the applicable Letter of Credit if, and only if, the new beneficiary is providing the same services as the previous beneficiary and all other terms and conditions of the new Letter of Credit are identical to the previous Letter of Credit."

         e. Paragraph 3(d) shall hereby be amended by deleting paragraph 3(d) and replacing it in its entirety with the following:

                  "The Existing Loans shall bear interest at a rate equal to the Base Rate plus the Applicable Margin (the "Applicable Base Rate") plus two percent (2.0%) per annum (which two percent (2.0%) shall, for the purposes hereof, be defined as "Deferred Interest"). Interest accruing at the Applicable Base Rate shall be due and payable in arrears on the first Business Day of each calendar month commencing on May 1, 2000. Deferred Interest shall accrue and be payable as follows: (i) at any time that the Reported Cash Balance is greater than ten million ($10,000,000) dollars for any two (2) consecutive weeks, the Deferred Interest shall be due and payable on the date(s) such weekly Cash Flow Projection report is due in an amount equal to the difference between
         (A) the Reported Cash Balance of the calendar week most recently ended minus (B) ten million ($10,000,000) dollars, and (ii) all remaining accrued but unpaid Deferred Interest shall be due and payable in full on the Waiver Maturity Date, if ever; provided, that, each time subsequent to the date hereof through the Waiver Maturity Date, the Borrower has reduced the amount of the Existing Extensions of Credit by no less than five million ($5,000,000) dollars, the Deferred Interest that would accrue for the next thirty (30) days shall be waived by the Agent and Lenders, it being acknowledged and agreed that any accrued but unpaid Deferred Interest up through the date on which the waiver of Deferred Interest referred to above becomes applicable shall still be due and payable in accordance with the terms hereof. In addition, from and after the Waiver Maturity Date, and at the

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         option of Required Lenders, all amounts due under the Loan Documents shall bear interest at a rate equal to two percent (2.0%) in excess of the rate set forth in this paragraph 3(d).

         f. Section 4 shall hereby be amended by deleting Section 4(b)(v) in its entirety and replacing it with the following:

                  "No later than the last day of each calendar week, a cash flow projection (the "Cash Flow Projection") for the Borrower and its Subsidiaries, prepared on a "rolling basis" for the next succeeding thirteen (13) week period, which shall be in the form of, and contain the information set forth in, the report attached hereto as Exhibit "A";

         g. Section 4 shall hereby be further amended by adding the following clause (vii) to the end of Section 4(b):

                  "; and no later than May 15, 2000, a detailed schedule identifying on a preliminary basis the anticipated costs and expenses and net realizable value of the receivables and sale of any assets in connection with the voluntary shutdown of the Borrower's and Subsidiaries' respective operations."

         h. Section 4 shall hereby be further amended by adding the following paragraphs (g), (h), (i) and (j) to the end of Section 4:

                  "(g) Each calendar week, the Borrower and its Subsidiaries shall maintain a cash balance of no less than fifty percent (50%) of the projected cash balance for such week set forth in the Cash Flow Projection provided on the last day of the previous calendar week.

                  (h) The amount of disbursements in each two (2) consecutive week period by the Borrower and its Subsidiaries shall not exceed by more than five percent (5%) the amount of disbursements for such two
         (2) week period set forth in the applicable Cash Flow Projection reports; provided, that the Borrower and its Subsidiaries may use the Carve Out or any Excess Cash that is not required to be turned over to the Lenders to make any additional disbursements.

                  (i) The Borrower and its Subsidiaries shall maintain a positive Consolidated operating income, except for restructuring charges taken in accordance with GAAP, as reflected in the financial statements prepared pursuant to Section 4(b)(ii) above.

                  (j) No later than April 30, 2000, the Borrower shall have engaged a financial advisor (the "Financial Advisor") to assist the Borrower in exploring strategic alternatives. The Agent and the Lenders shall be provided with an executed copy of the engagement letter between the Borrower and the Financial Advisor promptly upon such letter's execution. The Agent and Lenders shall, in addition, shall be provided upon request reasonable access to the Financial Advisor and shall be further provided with copies of all

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         reports, analyses, and other work-product of such Financial Advisor when such information is delivered to the Borrower."

         4. Release. Each Credit Party, on behalf of itself and any Person claiming by, through, or under such Credit Party, acknowledges that it has no claim, counterclaim, setoff, action or cause of action of any kind or nature whatsoever ("Claims") against all or any of the Agent, the Lenders or any of the Agent's or the Lenders' directors, officers, employees, agents, attorneys, financial advisors, accountants, legal representatives, successors and assigns (the Agent, the Lenders and their directors, officers, employees, agents, attorneys, financial advisors, accountants, legal representatives, successors and assigns are jointly and severally referred to as the "Lender Group"), that directly or indirectly arise out of or are based upon or in any manner connected with any "Prior Event" (as defined below), and each Credit Party, on behalf of itself and any Person claiming by, through or under such Credit Party, hereby releases the Lender Group from any liability whatsoever should any Claims nonetheless exist. As used herein the term "Prior Event" means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this First Amendment and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of this First Amendment, the transactions referred to herein, any Loan Document or oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.

         5. Representations and Warranties. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein, and that as of the date hereof no Default or Event of Default (other than Events of Default occurring as a result of the occurrence of the Acknowledged Defaults) has occurred and is continuing. Additionally, the Borrower represents and warrants that since April 13, 2000, no event which has had, or could reasonably be expected to have, a Material Adverse Effect has occurred, except as previously disclosed in writing to the Agent.

         6. Conditions. The effectiveness of this First Amendment shall be conditioned upon the following:

         (a) The following documents shall have been duly authorized and executed by the parties thereto, shall be in full force and effect and no default shall exist thereunder, and the Borrower shall have delivered original counterparts thereof the Agent:

                  (i) this First Amendment, duly executed and delivered by the Credit Parties, the Agent and the Lenders constituting Required Lenders; and

                  (ii) such other documents, certificates and instruments as the Agent reasonably requests.

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         (b) The Borrower shall have paid all outstanding fees and expenses, to the extent that the Borrower has received an invoice for such fees and expenses, through the date hereof of Stroock & Stroock & Lavan LLP ("SSL"), Policano & Manzo LLP, and Kennedy, Covington, Lobdell & Hickman, L.L.P. and shall, in addition, have paid SSL a retainer of one hundred thousand ($100,0000) dollars to be applied against any unpaid fees and expenses from and after the date hereof through the Waiver Maturity Date.

         7. Waiver of Subrogation Rights. Notwithstanding anything to the contrary in the Subsidiary Guaranty or any other Loan Document, each Credit Party hereby irrevocably waives any claims or other rights which it may now have or hereafter acquire against the Borrower or any other obligor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under the Subsidiary Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of Agent or any Lender against the Borrower or any other obligor or any collateral which Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, but not limited to, the right to take or receive from the Borrower or any other obligor, directly or indirectly, in cash or other property or by setoff or any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Lenders and shall forthwith be paid to the Agent on behalf of the Lenders to be credited and applied against the Guaranteed Obligations, whether matured or unmatured.

         8. Governing Law. THE WAIVER AGREEMENT, AS AMENDED HEREIN, AND EACH OTHER LOAN DOCUMENT, UNLESS OTHERWISE EXPRESSLY SET FORTH THEREIN, SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

         9.       Miscellaneous.

         a. Reversal of Payments. To the extent the Borrower makes a payment or payments to the Agent for the ratable benefit of Lenders pursuant to the Waiver Agreement, as amended herein, the Notes or any other Loan Document which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Agent.

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         b.       Arbitration.

                              (i) Binding Arbitration. Upon demand of any party,
                  whether made before or after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to the Waiver Agreement, as amended herein, the Notes or any other Loan Documents ("Disputes"), between or among parties to this First Amendment, the Notes or any other Loan Document shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from Loan Documents executed in the future, or claims concerning any aspect of the past, present or future relationships arising out or connected with the Loan Documents. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq., of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted. The arbitrators shall be appointed as provided in the Arbitration Rules.

                              (ii) Preservation of Certain Remedies.
                  Notwithstanding the preceding binding arbitration provisions, the Agent and the Lenders preserve, without diminution, certain remedies that the Agent and the Lenders may employ or exercise freely, either alone, in conjunction with or during a Dispute. The Agent and the Lenders shall have and hereby reserve the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (A) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale, (B) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property and (C) obtaining provisions or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding. Preservation of these remedies does not limit the power of any arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         c. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE AGENT, EACH LENDER AND THE BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY



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ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH
THE WAIVER AGREEMENT, AS AMENDED HEREIN, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         d. Survival of Terms of Agreement. The waivers, agreements, covenants, representations and warranties of each Credit Party in the Waiver Agreement, as amended herein, shall survive the Waiver Maturity Date.

         10. Counterparts. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [Signature pages follow]

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.

                                    BORROWER:

                                    RURAL/METRO CORPORATION, a Delaware
                                    corporation

                                    By: /s/ Dean Hoffman
                                       _________________________________________
                                    Name: Dean Hoffman
                                         _______________________________________
                                    Title: Vice President
                                          ______________________________________


                            [Signature pages follow]
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                                    LENDERS:

                                    FIRST UNION NATIONAL BANK,
                                    as Agent and Lender

                                    By: /s/ Ron R. Ferguson
                                       _________________________________________
                                    Name: Ron R. Ferguson
                                         _______________________________________
                                    Title: Senior Vice President
                                          ______________________________________




                            [Signature pages follow]

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                                     FLEET BANK, N.A., as Lender

                                    By: /s/ Vincent Pitts
                                       _________________________________________
                                    Name: Vincent Pitts
                                         _______________________________________
                                    Title: Vice President
                                          ______________________________________




                            [Signature pages follow]

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                                    BANK ONE, NA, as Lender

                                    By: /s/ BONNIE D. WILSON
                                       _________________________________________

                                    Name: Bonnie D. Wilson
                                         _______________________________________

                                    Title:  Vice President
                                          ______________________________________




                            [Signature pages follow]

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                                    ABN AMRO BANK N.V., as Lender

                                    By: /s/ WILLIAM J. FITZGERALD
                                       _________________________________________

                                    Name: William J. Fitzgerald
                                         _______________________________________

                                    Title: Senior Vice President
                                          ______________________________________



                                    By: /s/ WILLIAM J. TERESKY, JR.
                                       _________________________________________

                                    Name: William J. Teresky, Jr.
                                         _______________________________________

                                    Title: Vice President
                                          ______________________________________




                            [Signature pages follow]

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                                    WELLS FARGO BANK, as Lender


                                    By: /s/ ART BROKX
                                       _________________________________________

                                    Name:  Art Brokx
                                         _______________________________________

                                    Title: Vice President
                                          ______________________________________




                            [Signature pages follow]

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                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as Lender


                                    By:    /s/ Thomas E. Johnstone
                                    Name:      Thomas E. Johnstone
                                    Title:  Duly Authorized Signatory




                            [Signature pages follow]

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                                     BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, as Lender


                                    By:    /s/ Kurt A. Huisman
                                    Name:      Kurt A. Huisman
                                    Title:  Vice President




                            [Signature pages follow]

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                                     PARIBAS, as Lender


                                    By:      /s/ William A. Wexler
                                    Name:        William A. Wexler
                                    Title:    Director


                                    By:      /s/ Edward V. Canale
                                    Name:        Edward V. Canale
                                    Title:    Managing Director


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By execution hereof, the undersigned Subsidiary Guarantors hereby acknowledge and agree to the terms hereof, including, without limitation, Section 7 of this First Amendment; hereby reaffirm their respective obligations under the Subsidiary Guaranty and the Intercompany Subordination Agreement; acknowledge that the Guaranty Obligations with respect to the Subsidiary Guaranty include the obligations under this First Amendment; acknowledge that the Senior Debt as defined in and with respect to the Intercompany Subordination Agreement include the obligations under this First Amendment; and hereby agree that the terms of the Subsidiary Guaranty shall remain in full force and effect notwithstanding any event or condition which has occurred.

ACCEPTED AND AGREED TO AS OF APRIL 13, 2000.
AID AMBULANCE AT VIGO COUNTY, INC., an Indiana corporation, AMBULANCE TRANSPORT SYSTEMS, INC., a New Jersey corporation, AMERICAN LIMOUSINE SERVICE, INC., an Ohio corporation, ARROW AMBULANCE, INC., an Idaho corporation, BEACON TRANSPORTATION, INC., a New York corporation, COASTAL EMS, INC., a Georgia corporation, CORNING AMBULANCE SERVICE INC., a New York corporation, DONLOCK, LTD., a Pennsylvania corporation, E.M.S. VENTURES, INC., a Georgia corporation, EMS VENTURES OF SOUTH CAROLINA, INC., a South Carolina corporation, EASTERN AMBULANCE SERVICE, INC., a Nebraska corporation, EASTERN PARAMEDICS, INC., a Delaware corporation, GOLD CROSS AMBULANCE SERVICES, INC., a Delaware corporation, GOLD CROSS AMBULANCE SERVICE OF PA., INC., an Ohio corporation, KEEFE & KEEFE, INC., a New York corporation, KEEFE & KEEFE AMBULETTE, LTD., a New York corporation, LASALLE AMBULANCE INC., a New York corporation, MEDI-CAB OF GEORGIA, INC., a Delaware corporation, MEDICAL EMERGENCY DEVICES AND SERVICES
(MEDS), INC., an Arizona corporation, MEDICAL TRANSPORTATION SERVICES, INC., a South Dakota corporation, MEDSTAR EMERGENCY MEDICAL SERVICES, INC., a Delaware corporation, MERCURY AMBULANCE SERVICE, INC., a Kentucky corporation, METRO CARE CORP., an Ohio corporation, MO-RO-KO, INC., an Arizona corporation, MULTI CAB INC., a New Jersey corporation, MULTI-CARE INTERNATIONAL, INC., a New Jersey corporation, MULTI-CARE MEDICAL CAR SERVICE, INC., a New Jersey corporation, MULTI-HEALTH CORP., a Florida corporation, MYERS AMBULANCE SERVICE, INC., an Indiana corporation, NATIONAL AMBULANCE & OXYGEN SERVICE, INC., a New York corporation, NORTH MISS. AMBULANCE SERVICE, INC., a Mississippi corporation, PROFESSIONAL MEDICAL SERVICES, INC., an Arkansas corporation, RISC AMERICA ALABAMA FIRE SAFETY SERVICES, INC., a Delaware corporation, RMFD OF NEW JERSEY, INC., a Delaware corporation, R/M MANAGEMENT CO., INC., an Arizona corporation, R/M OF MISSISSIPPI, INC., a Delaware corporation, R/M OF TENNESSEE G.P., INC., a Delaware corporation, R/M OF TENNESSEE L.P., INC., a Delaware corporation, R/M OF TEXAS G.P., INC., a Delaware corporation, R/M PARTNERS, INC., a Delaware corporation, RMC CORPORATE CENTER, L.L.C., an Arizona limited liability company,
By: RURAL/METRO CORPORATION, an Arizona corporation, Its Member, RURAL/METRO ARGENTINA, L.L.C., an Arizona limited liability company, By: RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, Its Member, RURAL/METRO BRASIL, L.L.C., an Arizona limited liability company, By: RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, Its Member, RURAL/METRO CANADIAN HOLDINGS, INC., a Delaware corporation, RURAL/METRO COMMUNICATIONS SERVICES, INC., a Delaware corporation, RURAL/METRO CORPORATION, an Arizona corporation, RURAL/METRO CORPORATION OF FLORIDA, a Florida corporation, RURAL/METRO CORPORATION OF TENNESSEE, a Tennessee corporation, RURAL/METRO FIRE DEPT., INC., an Arizona corporation, RURAL/METRO HOSPITAL SERVICES, INC., a Delaware corporation


                                    By: /s/ DEAN HOFFMAN
                                        ----------------------------------------
                                    Name: Dean Hoffman
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

RURAL/METRO INTERNATIONAL, INC., a Delaware corporation, RURAL/METRO LOGISTICS, INC., a Delaware corporation, RURAL/METRO MID-ATLANTIC, INC., a Delaware corporation, RURAL/METRO MID-SOUTH, L.P., a Delaware limited partnership, By:
R/M OF TENNESSEE G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF ALABAMA, INC., a Delaware corporation, RURAL/METRO OF ARGENTINA, INC., a Delaware corporation, RURAL/METRO OF ARKANSAS, INC., a Delaware corporation, RURAL/METRO OF ARLINGTON, INC., a Delaware corporation, RURAL/METRO OF BRASIL, INC., a Delaware corporation, RURAL/METRO OF CALIFORNIA, INC., a Delaware corporation, RURAL/METRO OF CENTRAL ALABAMA, INC., a Delaware corporation, RURAL/METRO OF CENTRAL COLORADO, INC., a Delaware corporation, RURAL/METRO OF CENTRAL OHIO, INC., a Delaware corporation, RURAL/METRO OF COLORADO, a Delaware corporation, RURAL/METRO OF GEORGIA, INC., a Delaware corporation, RURAL/METRO OF GREATER SEATTLE, INC., a Washington corporation, RURAL/METRO OF INDIANA, INC., a Delaware corporation, RURAL/METRO OF INDIANA, L.P., a Delaware limited partnership, By: THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner, RURAL/METRO OF INDIANA II, L.P., a Delaware limited partnership, By: THE AID AMBULANCE COMPANY, INC., a Delaware corporation, Its General Partner, RURAL/METRO OF KENTUCKY, INC., a Delaware corporation, RURAL/METRO OF MISSISSIPPI, INC., a Delaware corporation, RURAL/METRO OF NEBRASKA, INC., a Delaware corporation, RURAL/METRO OF NEVADA, INC., a Delaware corporation, RURAL/METRO OF NEW YORK, INC., a Delaware corporation, RURAL/METRO OF NORTH FLORIDA, INC., a Florida corporation, RURAL/METRO OF NORTH TEXAS, L.P., By: R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF NORTHERN OHIO, INC., a Delaware corporation, RURAL/METRO OF OHIO, INC., a Delaware corporation, RURAL/METRO OF OREGON, INC., a Delaware corporation, RURAL/METRO OF ROCHESTER, INC., a New York corporation, RURAL/METRO OF SAN DIEGO, INC., a California corporation, RURAL/METRO OF SOUTH CAROLINA, INC., a Delaware corporation, RURAL/METRO OF SOUTH DAKOTA, INC., a Delaware corporation, RURAL/METRO OF SOUTHERN OHIO, INC., an Ohio corporation, RURAL/METRO OF TENNESSEE, L.P., a Delaware limited partnership, By: R/M OF TENNESSEE G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO OF TEXAS, INC., a Delaware corporation, RURAL/METRO OF TEXAS, L.P., a Delaware limited partnership, By: R/M OF TEXAS G.P., INC., a Delaware corporation, Its General Partner, RURAL/METRO PROTECTION SERVICES, INC., an Arizona corporation, RURAL/METRO TEXAS HOLDINGS, INC., a Delaware corporation, SW GENERAL, INC., an Arizona corporation, SIOUX FALLS AMBULANCE, INC., a South Dakota corporation, SOUTH GEORGIA EMERGENCY MEDICAL SERVICES, INC., a Georgia corporation, SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC., an Arizona corporation, SOUTHWEST AMBULANCE OF CASA GRANDE, INC., an Arizona corporation, SOUTHWEST AMBULANCE OF TUCSON, INC., an Arizona corporation, SOUTHWEST GENERAL SERVICES, INC., an Arizona corporation, THE AID AMBULANCE COMPANY, INC., a Delaware corporation, THE AID COMPANY, INC., an Indiana corporation, TOWNS AMBULANCE SERVICE, INC., a New York corporation, VALLEY FIRE SERVICE, INC., a Delaware corporation, W & W LEASING COMPANY, INC., an Arizona corporation

                                    By: /s/ Dean Hoffman
                                        ----------------------------------------
                                    Name: Dean Hoffman
                                          --------------------------------------
                                    Title: Vice President
                                           -------------------------------------

                                    EXHIBIT A


                       FORM OF CASH FLOW PROJECTION REPORT

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